UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2006

                             Euronet Worldwide, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                  0-22167               74-2806888
 (State or other jurisdiction      (Commission          (I.R.S. Employer
      of incorporation)            File Number)       Identification No.)


                             4601 College Boulevard
                              Leawood, Kansas 66211
               (Address of principal executive office)(Zip Code)

                                 (913) 327-4200
                        (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement

          On March 8, 2006, the Compensation Committee of the Board of Directors of Euronet Worldwide, Inc. ("Euronet") approved a new form of Restricted Stock Award Agreement ("Award Agreement") under the Euronet Worldwide, Inc. 2002 Stock Incentive Plan (the "Plan") for awards to directors, other officers, employees and consultants, including executive officers of Euronet.

          Under the Award Agreement, granted shares of restricted stock will not convert into unrestricted shares of Common Stock until they are vested and will vest only if the participant is a director, officer, employee or consultant when the restricted stock vests. The vesting schedule for the restricted stock awards will be provided in the applicable Award Agreement, and may include time based or performance based vesting criteria. Generally, if the participant terminates his or her position with Euronet prior to vesting, any remaining unvested shares of restricted stock will expire and be forfeited. Likewise, any dividends paid on the unvested shares will also be forfeited. However, if the participant dies or becomes disabled prior to the expiration of any vesting restrictions, all vesting restrictions shall lapse. Further, if a participant's employment with Euronet is terminated other than for cause, the Compensation Committee may, in its sole discretion, waive these automatic forfeiture requirements. As provided in the Plan, vesting may automatically accelerate if certain events occur such as (i) Euronet executes a definitive agreement to merge or consolidate with or into another corporation or to sell or otherwise dispose of substantially all its assets, or (ii) more than 50% of Euronet's outstanding voting stock is acquired by any person or group of persons.

           A copy of the form of Restricted Stock Award Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Plan is attached as Appendix B to Euronet's Definitive Proxy Statement filed on April 20, 2004.

Item 9.01  Financial Statements and Exhibits

Number     Description

10.1       Form of Performance-Based Restricted Share Award Agreement






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EURONET WORLDWIDE, INC.


                                      By:
                                         ---------------------------------
                                         Jeffrey B. Newman
                                         General Counsel

Date:  March 13, 2006